INVESCO COUNSELOR SERIES FUNDS, INC.

                   SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 2001,
                          AS SUPPLEMENTED JUNE 10, 2002

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

        The following individuals are primarily responsible for the day-to-day management of their Fund's portfolio holdings:

        FUND                                PORTFOLIO MANAGER(S)

        Advantage                           Team Managed
        Advantage Global Health Sciences    Thomas R. Wald
        Global Growth                       Team Managed

        THOMAS R. WALD, vice president of INVESCO, is the portfolio manager of the Advantage Global Health Sciences Fund. Before joining INVESCO in 1997, Tom was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He is a CFA charterholder. Mr. Wald holds an M.B.A. from Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

        With regard to Advantage Fund, when we refer to Team Management without naming individual portfolio managers we mean a system by which INVESCO's Growth Management Investment and Value Management Investment Teams set allocation of Fund assets and risk controls.

        With regard to Global Growth Fund, when we refer to Team Management without naming individual portfolio managers we mean a system by which INVESCO's Global Sector Team sets allocation of Fund assets and risk controls.

The date of this Supplement is June 28, 2002.